Exhibit 99.1

DT Cloud Acquisition Corporation Announces

Entering into a Business Combination Agreement with Maius Pharmaceutical

New York, New York, October 23, 2024 (GLOBE NEWSWIRE) – DT Cloud Acquisition Corporation (Nasdaq: DYCQU, DYCQ, DYCQR) (“DT Cloud” or the “SPAC”), a publicly-traded special purpose acquisition company, and Maius Pharmaceutical Co., Ltd. (“Maius” or the “Company”), a biopharmaceutical R&D company, announced that they had entered into a definitive business combination agreement (the “Business Combination Agreement”) for the merger transactions (the “Business Combination,” and the transactions in connection with the Business Combination collectively, the “Transaction”). As contemplated in the Business Combination Agreement, upon closing of the Transaction, Maius will become a wholly-owned subsidiary of Maius Pharmaceutical Group Co., Ltd., a newly formed holding company (“Pubco”), the securities of which will be listed on The Nasdaq Stock Market LLC (“Nasdaq”).

Maius is a biopharmaceutical R&D company focusing on innovative formulations and targeted small-molecule chemical drugs. The Company focuses on developing new drugs in three major areas: anticancer drugs, autoimmune medication and anti-infectives. Its core products include small-molecule chemical drug candidates and peptide drug candidates. It has independently established an integrated drug development platform, combining a chemical drug screening system with a drug delivery system.

Transaction Overview

Upon consummation of the Business Combination, the outstanding shares of DT Cloud and Maius will be converted into the ordinary shares of Pubco. The Business Combination Agreement provides for an equity value of $250 million for Maius at the time of the closing of the Business Combination.

The Transaction has been unanimously approved by the boards of directors of both DT Cloud and Maius and is expected to be consummated in the first half of 2025, subject to regulatory approvals, the approvals by the shareholders of DT Cloud and Maius, respectively, and the satisfaction of certain other customary closing conditions, including, among others, a registration statement (the “Registration Statement”), of which the proxy statement/prospectus forms a part, being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), and the approval by Nasdaq of the listing application of Pubco. Upon the closing of the Business Combination, Pubco, the combined company, is expected to operate under the name of “Maius Pharmaceutical Group Co., Ltd.” and with a new trading symbol.

The description of the Business Combination contained herein is only a summary and is qualified in its entirety by reference to the Business Combination Agreement. A more detailed description of the transaction terms and a copy of the definitive Business Combination Agreement will be included in a Current Report on Form 8-K to be filed by DT Cloud with the SEC and will be available on the SEC’s website at www.sec.gov.

Advisors

Wilson Sonsini Goodrich & Rosati, Professional Corporation, Ogier (Cayman) LLP and Han Kun Law Offices are serving as legal counsel to DT Cloud. Sichenzia Ross Ference Carmel LLP, Appleby (Cayman) Ltd. and Beijing Yingke Law Firm Shenzhen Office are serving as legal counsel to Maius.

About Maius

Maius is a biopharmaceutical R&D company focusing on the research and development of innovative formulations and targeted small-molecule chemical drug candidates. The Company focuses on developing new drugs in three major areas: anticancer drugs, autoimmune medication and anti-infectives. Its core products under development include small-molecule chemical drugs and peptide drugs. It has independently established an integrated drug development platform, combining a chemical drug screening system with a drug delivery system.

About DT Cloud Acquisition Corporation

DT Cloud is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. While DT Cloud may pursue an initial business combination target in any business or industry, it intends to focus its search on industries that complement its management team’s background. DT Cloud is led by Shaoke Li, its Chief Executive Officer, and Guojian Chen, its Chief Financial Officer.

Forward-looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this press release, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position and technological and market trends, estimated implied pro forma enterprise value of the combined company following the Mergers (the “Combined Company”), the cash position of the Combined Company following the closing of the Transaction, SPAC and the Company’s ability to consummate the Transaction, and expectations related to the terms and timing of the Transaction, as applicable, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “predict,” “potential,” “seek,” “future,” “propose,” “continue,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or the negatives of these terms or variations of them or similar terminology although not all forward-looking statements contain such terminology. All forward-looking statements are based upon current estimates and forecasts and reflect the views, assumptions, expectations, and opinions of SPAC and the Company as of the date of this press release, and are therefore subject to a number of factors, risks and uncertainties, some of which are not currently known to SPAC or the Company and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Some of these factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against SPAC, the Company or others following the announcement of the Transaction, the Business Combination Agreement and other ancillary documents with respect thereto; (3) the amount of redemption requests made by SPAC public shareholders and the inability to complete the Transaction due to the failure to obtain approval of the shareholders of SPAC, to obtain financing to complete the business combination or to satisfy other conditions to closing and; (4) changes to the proposed structure of the Mergers that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Mergers; (5) the ability to meet stock exchange listing standards following the consummation of the Transaction; (6) the risk that the Transaction disrupts current plans and operations of the Company as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) risks associated with changes in applicable laws or regulations and the Company’s international operations; (10) the possibility that the Company or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the Company’s mission, goals and strategies; (13) the Company’s future business development, financial condition and results of operations; (14) expected growth of the global digital trading and investing services industry; (15) expected changes in the Company’s revenues, costs or expenditures; (16) the Company’s expectations regarding demand for and market acceptance of its products and service; (17) the Company’s expectations regarding its relationships with users, customers and third-party business partners; (18) competition in the Company’s industry; (19) relevant government policies and regulations relating to the Company’s industry; (20) general economic and business conditions globally and in jurisdictions where the Company operates; and (21) assumptions underlying or related to any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the risks and uncertainties described in the “Risk Factors” section in the annual report on Form 10-K for the year ended December 31, 2023 of SPAC, and the “Risk Factors” section of the Registration Statement relating to the Transaction which is expected to be filed with the SEC, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither SPAC nor the Company presently know or that SPAC or the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of these factors, risks and uncertainties, the forward-looking events and circumstances discussed in this press release may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in this press release should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should not be placed upon the forward-looking statements. SPAC and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the Transaction, SPAC and the Company intend to cause the Registration Statement to be filed with the SEC, which will include a proxy statement to be distributed to SPAC’s shareholders in connection with its solicitation for proxies for the vote by SPAC’s shareholders in connection with the Transaction. You are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about SPAC, the Company and the Transaction. Shareholders of SPAC will be able to obtain a free copy of the proxy statement when filed, as well as other filings containing information about SPAC, the Company and the Transaction, without charge, at the SEC’s website located at www.sec.gov. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

SPAC, the Company and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Transaction. You can find information about SPAC’s directors and executive officers and their interest in SPAC can be found in its Annual Report on Form10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 28, 2024. A list of the names of the directors, executive officers, other members of management and employees of SPAC and the Company, as well as information regarding their interests in the Transaction, will be contained in the Registration Statement to be filed with the SEC by the Company. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities of SPAC, the Company or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contact:

For investors:

DT Cloud Acquisition Corporation

Shaoke Li

Chief Executive Officer

30 Orange Street

London

United Kingdom, WC2H 7HF

Email: jack.li@dtcloudspac.com

Maius Pharmaceutical Co., Ltd.

Mingfeng Shi

Chief Executive Officer

Room 913, Building 1, No. 515 Huanke Road, Pudong New District, Shanghai, China

Email: maius@maiuspharma.com

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